UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important MARVELL Notice of Availability of TECHNOLOGY Proxy Materials for the Annual GROUP General Meeting LTD. of Shareholders To Be Held On: June 28, 2019 at 3:00 p.m. at Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 06/14/19. Please visit http://www.astproxyportal.com/ast/25269/, where the following materials are available for view: Notice of Annual General Meeting of Shareholders Proxy Statement Form of Electronic Proxy Card Shareholder Letter Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual General Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE 1. Election of Directors: NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. Tudor Brown Brad Buss Edward H. Frank Richard S. Hill Oleg Khaykin Bethany Mayer Donna Morris Matthew J. Murphy Michael Strachan Robert E. Switz 2. An advisory (non-binding) vote to approve compensation of our named executive officers. 3. The appointment of Deloitte & Touche LLP as our auditors and independent registered accounting firm, and authorization of the audit committee, acting on behalf of our board of Please note that you cannot use this notice to vote by mail. directors, to fix the remuneration of the auditors and independent registered accounting firm, in both cases for the fiscal year ending February 1, 2020.